Appendix A

WELLS FARGO FUNDS TRUST

CLASS-LEVEL ADMINISTRATION AGREEMENT

Overview of Fee Structure

The Class-Level Administration Fees listed below are calculated on the total net assets of each Class.

Fees for Funds Trust Multi-Class Funds

Multi-Class Non-Money Market/Non-Fixed Income Funds and Classes (Other than Asset Allocation Fund)	Class Level Admin. Fee
Class A, Class B, Class C and Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Investor Class	0.32%
Class R4	0.08%
Class R6	0.03%
Absolute Return Fund	Class Level Admin. Fee
Class A, Class C and Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Class R6	0.03%
Asset Allocation Fund	Class Level Admin. Fee
Class A, Class B, Class C and Class R	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Multi-Class Fixed Income (Non-Money Market) Funds and Classes	Class Level Admin. Fee
Class A, Class B, Class C and Class R	0.16%
Administrator Class	0.10%
Institutional Class and Class R4	0.08%
Investor Class	0.19%
Class R6	0.03%
Multi-Class Money Market Funds and Classes	Class Level Admin. Fee
Class A, Class B and Class C	0.22%
Administrator Class	0.10%
Institutional Class	0.08%
Investor Class	0.25%
Select Class	0.04%
Service Class	0.12%
Sweep Class and Daily Class	0.22%

Fees for Funds Trust Single Class Funds

Single Class Non-Money Market/Non-Fixed Income Funds	Class Level Admin. Fee
WealthBuilder unnamed Class	0.21%
Retail Class	0.21%
Administrator Class	0.13%
Institutional Class	0.13%
Investor Class	0.32%
Single Class Fixed Income (Non-Money Market) Funds	Class Level Admin. Fee
Retail Class	0.16%
Administrator Class	0.10%
Institutional Class	0.08%
Investor Class	0.19%
Single Class Money Market Funds	Class Level Admin. Fee
Retail Class	0.22%
Service Class	0.12%
Institutional Class	0.08%
Investor Class	0.25%

Appendix A amended:  August 11, 2015

Schedule A to Appendix A

Class-Level Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes*	Class-Level Admin. Fee
Absolute Return Fund Class A Class C Class R1 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.13% 0.13% 0.32%
Asset Allocation Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.13% 0.13% 0.32%
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.13% 0.13% 0.32%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
California Tax-Free Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
California Municipal Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%
Capital Growth Fund Class A Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.13% 0.32%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
Colorado Tax-Free Fund Class A Class C Administrator Class	0.16% 0.16% 0.10%
Common Stock Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13% 0.32%
Conservative Income Fund Institutional Class	0.08%
Core Bond Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.16% 0.16% 0.08% 0.03% 0.10% 0.08% 0.19%
Disciplined U.S. Core Fund2 Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.03% 0.13% 0.13% 0.32%
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified Equity Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Diversified Income Builder Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified International Fund3 Class A Class B Class C Class R Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13% 0.32%
Dow Jones Target Today Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2010 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2020 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2030 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2040 Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class Investor Class	0.21% 0.21% 0.08% 0.03% 0.13% 0.32%
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Dynamic Target Today Fund4 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2015 Fund5 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2020 Fund6 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2025 Fund7 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2030 Fund8 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2035 Fund9 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2040 Fund10 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2045 Fund11 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2050 Fund12 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2055 Fund13 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Dynamic Target 2060 Fund14 Class A Class C Class R Class R4 Class R6	0.21% 0.21% 0.21% 0.08% 0.03%
Emerging Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.13% 0.13% 0.32%
Emerging Markets Equity Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Emerging Markets Equity Income Fund15 Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Enterprise Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13% 0.32%
Global Long/Short Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Global Opportunities Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.04% 0.12% 0.22%
Government Securities Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.16% 0.10% 0.08% 0.19%
Growth Fund Class A Class C Class R616 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.03% 0.13% 0.13% 0.32%
Growth Balanced Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.16% 0.10% 0.08% 0.19%
High Yield Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
High Yield Municipal Bond Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Income Plus Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.16% 0.10% 0.08% 0.19%
Index Asset Allocation Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Index Fund Class A Class B Class C Administrator Class Investor Class	0.21% 0.21% 0.21% 0.13% 0.32%
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.10% 0.08% 0.19%
International Bond Fund Class A Class B Class C Administrator Class Institutional Class Class R6	0.16% 0.16% 0.16% 0.10% 0.08% 0.03%
International Equity Fund Class A Class B Class C Class R Class R617 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
International Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.13% 0.13% 0.32%
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Large Cap Core Fund18 Class A Class C Class R Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13% 0.32%
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13% 0.32%
Large Company Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.13% 0.13% 0.32%
Managed Account CoreBuilder Shares Series M	0.00%
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.16% 0.16% 0.10%
Moderate Balanced Fund Class A Class B Class C Administrator Class	0.21% 0.21% 0.21% 0.13%
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.22% 0.22% 0.22% 0.22% 0.25% 0.12%
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.16% 0.10% 0.08% 0.19%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.10% 0.08% 0.12%
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.22% 0.08% 0.25% 0.12% 0.22%
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
Opportunity Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.13% 0.13% 0.32%
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.16% 0.16% 0.16% 0.08%
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Premier Large Company Growth Fund Class A Class B Class C Class R4 Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13% 0.32%
Real Return Fund Class A Class B Class C Administrator Class	0.16% 0.16% 0.16% 0.10%
Short Duration Government Bond Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.03% 0.10% 0.08%
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.16% 0.16% 0.08% 0.19%
Short-Term High Yield Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.10% 0.08% 0.19%
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.10% 0.08% 0.19%
Small Cap Opportunities Fund Administrator Class Institutional Class	0.13% 0.13%
Small Cap Value Fund Class A Class B Class C Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13% 0.32%
Small Company Growth Fund Class A Class B Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.13% 0.13% 0.32%
Specialized Technology Fund Class A Class B Class C Administrator Class Investor Class	0.21% 0.21% 0.21% 0.13% 0.32%
Special Mid Cap Value Fund Class A Class C Class R19 Class R6 Administrator Class Institutional Class Investor Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13% 0.32%
Special Small Cap Value Fund Class A Class B Class C Class R20 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Treasury Plus Money Market Fund Class A Institutional Class Administrator Class Service Class Sweep Class	0.22% 0.08% 0.10% 0.12% 0.22%
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.10% 0.08% 0.19%
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.16% 0.16% 0.10% 0.08% 0.19%
WealthBuilder Conservative Allocation Portfolio	0.21%
WealthBuilder Equity Portfolio	0.21%
WealthBuilder Growth Allocation Portfolio	0.21%
WealthBuilder Growth Balanced Portfolio	0.21%
WealthBuilder Moderate Balanced Portfolio	0.21%
WealthBuilder Tactical Equity Portfolio	0.21%
Wisconsin Tax-Free Fund Class A Class C Investor Class	0.16% 0.16% 0.19%
100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.22%

Schedule A to Appendix A amended:  August 11, 2015

* On May 20, 2015, the Board of Wells Fargo Funds Trust approved the conversion of Investor Class shares to Class A shares of each corresponding Fund.  The conversion would apply to all Funds and is expected to occur on or about October 23, 2015.

1 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Absolute Return Fund, effective on or about October 1, 2015.

2  On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Disciplined U.S. Core Fund, effective on or about October 1, 2015.

3 On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Diversified International Fund, effective on or about October 1, 2015.

4  On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target Today Fund.  The Fund will commence operations in the fourth quarter 2015.

5  On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2015 Fund.  The Fund will commence operations in the fourth quarter 2015.

6  On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2020 Fund.  The Fund will commence operations in the fourth quarter 2015.

7 On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2025 Fund.  The Fund will commence operations in the fourth quarter 2015.

8  On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2030 Fund.  The Fund will commence operations in the fourth quarter 2015.

9  On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2035 Fund.  The Fund will commence operations in the fourth quarter 2015.

10 On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2040 Fund.  The Fund will commence operations in the fourth quarter 2015.

11 On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target   2045 Fund.  The Fund will commence operations in the fourth quarter 2015.

12 On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2050 Fund.  The Fund will commence operations in the fourth quarter 2015.

13 On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2055 Fund.  The Fund will commence operations in the fourth quarter 2015.

14On On March 27, 2015 the Board of Wells Fargo Funds Trust approved the establishment of the Dynamic Target 2060 Fund.  The Fund will commence operations in the fourth quarter 2015.

15On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Emerging Markets Equity Income Fund, effective on or about October 1, 2015.

16On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R6 shares to the Growth Fund, effective on or about October 1, 2015.

17On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R6 shares to the International Equity Fund, effective on or about October 1, 2015.

18On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R and R6 shares to the Large Cap Core Fund, effective on or about October 1, 2015.

19On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Mid Cap Value Fund, effective on or about October 1, 2015.

20On August 11, 2015 the Board of Wells Fargo Funds Trust approved the addition Class R shares to the Special Small Cap Value Fund, effective on or about October 1, 2015.

The foregoing fee schedule is agreed to as of August 11, 2015 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:  _____________________________________

   C. David Messman

   Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ______________________________________

Paul Haast

Senior Vice President